                                                                   EXHIBIT 10.14

                            SECOND AMENDMENT OF LEASE


                  THIS SECOND AMENDMENT OF LEASE (this "Amendment") dated as of August 6, 1996, between 1740 BROADWAY ASSOCIATES L.P., a Delaware limited partnership having an office c/o Mendik Realty Company, Inc., 330 Madison Avenue, New York, New York 10017 ("Landlord") and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation having an office at 1740 Broadway, New York, New York 10019 ("Tenant").



                              W I T N E S S E T H:


                  WHEREAS, by Agreement of Lease, dated as of December 17, 1990, as amended by the Amendment of Lease (the "First Amendment"), dated as of April 26, 1996, each between Landlord and Tenant (the Agreement of Lease as so amended being collectively referred to as the "Lease") Landlord leased to Tenant, and Tenant hired from Landlord, certain premises as more particularly described in the Lease, in the building known as and by the address 1740 Broadway, New York, New York (the "Building") and


                  WHEREAS, Tenant has requested, and Landlord has agreed, on the terms and conditions hereinafter contained, to modify the Lease as hereinafter provided.


                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease, of Ten Dollars ($10) and of other good and valuable consideration. the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:

                  1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.


                  2. Sections (A) through (D) of Paragraph 6 of the First Amendment shall hereby be deleted.


                  3. (A) Tenant hereby leases from Landlord the entire rentable areas of the sixth (6th) floor of the Building as shown on Exhibit "A" annexed hereto and made a part hereof (the "Sixth Floor Premises") for a term to commence on August l, 1996 ("Sixth Floor Premises Commencement Date") and to end on May 31, 2016, on all of the terms and conditions of the Lease, as modified hereby. Upon the Sixth Floor Premises Commencement Date, the Sixth Floor Premises shall be delivered in "broom clean" condition, free from tenancies and occupancies (other than occupancies pursuant to the Lease), and shall be deemed a part of the Office Premises for all purposes under the Lease, except as expressly provided herein.


                  (B) The Fixed Rent payable in respect of the Sixth Floor Premises shall be as follows:


                  (i) Five Hundred Fifty-Three Thousand Seven Hundred Sixteen Dollars ($553,716) per annum for the period commencing on the Sixth Floor Premises Commencement Date and ending on May 31, 1997 ($46,143 per month);


                  (ii) Eight Hundred Thirty Thousand Five Hundred Seventy-Four Dollars ($830,574) per annum for the period commencing on the June 1, 1997 and ending on May 31, 2001 ($69,214.50 per month);

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
                  (iii) Nine Hundred Fifty-Three Thousand Six Hundred Twenty-Two Dollars ($953,622) per annum for the period commencing on June 1, 2001 and ending on May 31, 2006 ($79,468.50 per month);


                  (iv) One Million Seventy-Six Thousand Six Hundred Seventy Dollars ($1,076,670) per annum for the period commencing on June 1, 2006 and ending on May 31, 20.11 ($89,722.50 per month); and


                  (v) One Million Two Hundred Thirty Thousand Four Hundred Eighty Dollars ($1,230,480) per annum for the period commencing on June 1, 2011 and ending on May 31, 2016 ($102,540 per month).


                  (C) From and after the Sixth Floor Premises Commencement Date,
(x) Tenant's Share shall be increased by five and eighty-seven one hundredths percent (5.87%), (y) the Space Factor shall be increased by 30,762, and (z) Tenant shall be entitled to a credit against the payments of Fixed Rent payable under this Amendment in respect of the Sixth Floor Premises in an aggregate amount equal to Eight Hundred Thirty Thousand Five Hundred Seventy-Four Dollars ($830,574) to be applied in twelve (12) equal monthly installments against the Fixed Rent payable with respect to the Sixth Floor Premises for the months of January, 1990 through December, 1998.


                  (D) (1) Tenant shall accept the Sixth Floor Premises in its then "as is" condition and Landlord shall have no obligation to perform any work or- make any installations in order to prepare the same for Tenant's occupancy or provide any money for the preparation of the same, except as set forth in this Paragraph 3 hereof.


                           (2) Landlord, at its sole cost and expense, shall
commence the work described on Exhibit "C" annexed hereto and made a part hereof with respect to the Sixth Floor Premises by the earlier of (i) June 1, 1997 and
(ii) the date (not earlier than May 1, 1997), which is thirty (30) days after written notice from Tenant to Landlord requesting that Landlord commence such work with respect to the Sixth Floor Premises, and shall thereafter diligently prosecute the same to completion. Tenant hereby acknowledges and agrees that Landlord shall be performing such work after the date possession of the Sixth Floor Premises shall have been delivered to Tenant.


                  (E) (1) Landlord shall contribute an amount equal to One Million Two Hundred Thirty Thousand Four Hundred Eighty Dollars ($1,230,480) (the "Sixth Floor Tenant Fund") toward the "hard costs" of performing the Alterations made by Tenant to initially prepare the Sixth Floor Premises for occupancy by Tenant (the "Sixth Floor Initial Alterations") and the "hard costs" of performing Alterations to other portions of the Premises during the period from the Sixth Floor Premises Commencement Date through the second (2nd) anniversary of the Sixth Floor Premises Commencement Date; provided, however, that not less than fifty percent (50%) of the Sixth Floor Tenant Fund must be applied toward the "hard costs" of performing the Sixth Floor Initial Alterations. For purposes of determining the "hard costs" of the Sixth Floor Initial Alterations, Landlord agrees that such "hard costs" may include the professional fees (not in excess of ten percent (10%) of the Sixth Floor Tenant
Fund) of the architects, engineers and designers involved in the Sixth Floor Initial Alterations.


                           (2) The Sixth Floor Tenant Fund shall be disbursed on
and subject to the provisions of Paragraph 5 of the First Amendment, except that
(i) all references therein to the "Original Premises Tenant Fund," the "Original Premises Alterations", the "Alterations Premises" and the number "$1,942,260" shall be deemed to be references to the "Sixth Floor Tenant Fund", the "Sixth Floor Initial Alterations", the "Sixth Floor Premises" and the number "$1,230,480" respectively, and (ii) notwithstanding any provision hereof to the contrary, in no event shall any disbursement from the Sixth Floor Tenant Fund be required to be made prior to June 1, 1997.


                  (F) If Landlord is unable to deliver possession of any portion of the Sixth Floor Premises by August 1, 1996 because of the holding over or retention of possession of any tenant, undertenant or occupants in the Sixth Floor Premises, then except as expressly provided in this Section, (i) Landlord shall not be subject to any liability or failure to give possession on said date, (ii) the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed to extend the term of this Lease with respect to the Sixth Floor Premises or otherwise, (iii) Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar nature and purpose then in force, and (provided Landlord fulfills its obligation under the following clause (v) hereof) further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Sixth Floor Premises or portion thereof to Tenant on August 1, 1996 and agrees that the provisions of this Section shall constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property law, (iv) provided Tenant is not responsible for such inability to deliver possession, the Fixed Rent, Escalation Rent and all -other items of additional rent payable with respect to the portion of the Sixth Floor Premises not delivered to Tenant shall be abated and the Sixth Floor Premises Commencement Date with respect to the portion of the Sixth Floor Premises not delivered to Tenant shall be postponed until ten
(10) Business Days after Landlord


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
shall give Tenant notice that the Sixth Floor Premises or applicable portion thereof is vacant and available for Tenant's occupancy, (v) Landlord, at Landlord's expense, shall use its reasonable efforts to deliver possession of the entire Sixth Floor Premises or applicable portion thereof to Tenant as soon as practicable and in connection therewith shall promptly institute and diligently and in good faith prosecute holdover and any other appropriate proceedings against the occupants of the Sixth Floor Premises or applicable portion thereof, (vi) if Landlord shall fail to deliver to Tenant exclusive possession of the entire Sixth Floor Premises by January 31, 1997, then Tenant, as its sole remedy, by not later than February 15, 1997, may elect to revoke its right to lease the Sixth Floor Premises (or, if a portion thereof has been previously delivered, the portion thereof not previously delivered), in which event Tenant shall have no right to lease from Landlord, and Landlord shall have no obligation to lease to Tenant, the Sixth Floor Premises (or, if a portion thereof has been previously delivered, the portions thereof not previously delivered), and (vii) if Landlord shall collect from the tenant of the Sixth Floor Premises any holdover rental in respect of the Sixth Floor Premises with respect to the period from and after August 1, 1996 (which holdover rental shall be deemed to be only the base rental for such tenant's use and occupancy of the Sixth Floor Premises after August 1, 1996, and shall specifically exclude all other sums, including, without limitation, any lease termination payment, payments in respect of electricity, taxes or operating expenses, reimbursement of expenses or indemnification obligations of such tenant) in excess of the rental payable by such tenant in respect of the Sixth Floor Premises for the month of July, 1996, then after deducting Landlord's costs of collecting such amounts and of obtaining possession of the Sixth Floor Premises (including costs of prosecuting holdover or other proceedings against such tenant), Landlord shall pay to Tenant the amount of such excess.


                  4. (A) Tenant hereby leases from Landlord the entire rentable areas of the seventh (7th) floor of the Building as shown on Exhibit "B" annexed hereto and made a part hereof (the "Seventh Floor Premises") for a term to commence on January 1, 1997 ("Seventh Floor Premises Commencement Date") and to end on May 31, 2016, on all of the terms and conditions of the Lease, as modified hereby. Upon the Seventh Floor Premises Commencement Date, the Seventh Floor Premises shall be delivered in "broom clean" condition, free from tenancies and occupancies (other than occupants pursuant to the Lease and the License Agreement (hereinafter defined), except for the License (hereinafter defined) and shall be deemed a part of the Office Premises for all purposes under the Lease, except as expressly provided herein.


                  (B) The Fixed Rent payable in respect of the Seventh Floor Premises shall be as follows:


                  (i) Eight Hundred Thirty Thousand Five Hundred Seventy-Four Dollars ($830,574) per annum for the period commencing on the Seventh Floor Premises Commencement Date and ending on May 31, 2001 ($69,214.50 per month);


                  (ii) Nine Hundred Fifty-Three Thousand Six Hundred Twenty-Two Dollars ($953,622) per annum for the period commencing on June 1, 2001 and ending on May 31, 2006 ($79,468.50 per month);


                  (iii) One Million Seventy-Six Thousand Six Hundred Seventy Dollars ($1,076,670) per annum for the period commencing on June 1, 2006 and ending on May 31, 2011 ($89,722.50 per month); and

                  (iv) One Million Two Hundred Thirty Thousand Four Hundred Thirty Thousand Four Hundred Eighty Dollars ($1,230,480) per annum for the period commencing on June 1, 2011 and ending on May 31, 2016 ($102,540 per month).


                  (C) From and after the Seventh Floor Premises Commencement Date, (x) Tenant's Share shall be increased by five and eighty-seven one hundredths percent (5.87%), (y) the Space Factor shall be increased by 30,762, and (z) Tenant shall be entitled to a credit against the first twelve (12) payments of Fixed Rent payable under this Amendment in respect of the Seventh Floor Premises in an aggregate amount equal to Eight Hundred Thirty Thousand Five Hundred Seventy-Four Dollars ($830,574).


                  (D) (1) Tenant shall accept the Seventh Floor Premises in its then "as is" condition and Landlord shall have no obligation to perform any work or make any installations in order to prepare the same for Tenant's occupancy (except as provided in Paragraph 4(E) hereof) or provide any money for the preparation of the same, except that Landlord shall contribute an amount equal to One Million Two Hundred Thirty Thousand Four Hundred Eight Dollars ($1,230,480) (the "Seventh Floor Tenant Fund") toward the "hard costs" of performing the Alterations made by Tenant to initially prepare the Seventh Floor Premises for occupancy by Tenant (the "Seventh Floor Initial Alterations") and the "hard costs" of performing Alterations to other portions of the Premises during the period from the Seventh Floor Premises Commencement Date through the second (2nd) anniversary of the Seventh Floor Premises Commencement Date; provided, however, that not less than fifty percent (50%) of the Seventh Floor Tenant Fund must be applied toward the "hard costs" of performing the Seventh Floor Initial Alterations. For purposes of determining the "hard costs" of the Seventh Floor Initial Alterations,

Landlord agrees that such "hard costs" may include the professional fees (not in excess of ten percent (10%) of the Seventh Floor Tenant Fund) of the architects, engineers and designers involved in the Seventh Floor Initial Alterations.


                           (2) The Seventh Floor Tenant Fund shall be disbursed
on and subject to the provisions of Paragraph 5 of the First Amendment, except that (i) all references therein to the "Original Premises Tenant Fund, " the "Original Premises Alterations", the "Alteration Premises" and the number "$1,942,260" shall be deemed to be references to the "Seventh Floor Tenant Fund", the "Seventh Floor Initial Alterations", the "Seventh Floor Premises" and the number "$1,230,480", respectively.


                  (E) Landlord, at its sole cost and expense, shall commence the work described on Exhibit "C" annexed hereto and made a part hereof (i) with respect to the .' Seventh Floor Premises other dm the Licensed Premises by the Seventh Floor Premises Commencement Date, and shall thereafter diligently prosecute the same to completion, and (ii) with respect to the Licensed Premises promptly after the date the Licensee (hereinafter defined) has vacated and surrendered possession of the Licensed Premises. Tenant hereby acknowledges and agrees that Landlord shall be performing such work after the date possession of the Seventh Floor Premises shall have been delivered to Tenant.


                  (F) If Landlord is unable to deliver possession of any portion of the Seventh Floor Premises by January 1, 1997 because of the holding over or retention of possession of any tenant, undertenant or occupants in the Seventh Floor Premises, then except as expressly provided in this Section, (i) Landlord shall not be subject to any liability or failure to give possession on said date, (ii) the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed to extend the term of this Lease with respect to the Seventh Floor Premises or otherwise,
(iii) Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar nature and purpose then in force, and (provided Landlord fulfills its obligation under the following clause (v) hereof) further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Seventh Floor Premises or portion thereof to Tenant on January 1, 1997 and agrees that the provisions of this Section shall constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property law,
(iv) provided Tenant is not responsible for such inability to deliver possession, the Fixed Rent, Escalation Rent and all other items of additional rent payable with respect to the portion of the Seventh Floor Premises not delivered to Tenant shall be abated and the Seventh Floor Premises Commencement Date with respect to the portion of the Seventh Floor Premises not delivered to Tenant shall be postponed until ten (10) Business Days after Landlord shall give Tenant notice that the Seventh Floor Premises or applicable portion thereof is vacant and available for Tenant's occupancy, (v) Landlord, at Landlord's expense, shall use its reasonable efforts to deliver possession of the entire Seventh Floor Premises or applicable portion thereof to Tenant as soon as practicable and in connection therewith shall promptly institute and diligently and in good faith prosecute holdover and any other appropriate proceedings against the occupants of the Seventh Floor Premises or applicable portion thereof, (vi) if Landlord shall fail to deliver to Tenant exclusive possession of the entire Seventh Floor Premises (other than the Licensed Area and/or the area occupied by Lankenau (hereinafter defined) by June 30,


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
1997, then Tenant, as its sole remedy, by not later than July 15, 1997, may elect to revoke its right to lease the Seventh Floor Premises (or, if a portion thereof has been previously delivered, the portion thereof not previously delivered), in which event Tenant shall have no right to lease from Landlord, and Landlord shall have no obligation to lease to Tenant, the Seventh Floor Premises (or, if a portion thereof has been previously delivered, the portions thereof not previously delivered), and (vii) if Landlord shall collect from the tenant of the Seventh Floor Premises any holdover rental in respect of the Seventh Floor Premises with respect to the period from and after January 1, 1997 (which holdover rental shall be deemed to be only the base rental for such tenant's use and occupancy of the Seventh Floor Premises after August 1, 1996, and shall specifically exclude all other sums, including, without limitation, any lease termination payment, payments in respect of electricity, taxes or operating expenses, reimbursement of expenses or indemnification obligations of such tenant) in excess of the rental payable by such tenant in respect of the Seventh Floor Premises for the month of December, 1996, then after deducting Landlord's costs of collecting such amount and obtaining possession of the Seventh Floor Premises (including costs of prosecuting holdover or other proceedings against such tenant), Landlord shall pay to Tenant the amount of such excess. Notwithstanding the foregoing, Landlord shall have no obligation to deliver possession of (i) the Licensed Premises until after the Licensee shall have vacated and surrendered possession of the Licensed Premises or (ii) the area occupied by Lankenau until after Lankenau shall have vacated and surrendered possession of such area.


                  5. For purposes of the First Amendment, (i) the "Additional Premises" shall mean, collectively, the Sixth Floor Premises and the Seventh Floor Premises, (ii) the


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
"Additional Premises Commencement Date" shall mean (x) with respect to the Sixth Floor Premises, the Sixth Floor Premises Commencement Date and (y) with respect to the Seventh Floor Premises, the Seventh Floor Premises Commencement Date,
(iii) "Landlord's Additional Premises Work" shall mean the work listed on Exhibit "C" annexed hereto and made a part hereof, to be performed to each of the Sixth Floor Premises and the Seventh Floor Premises, (iv) the "Additional Premises Tenant Fund" shall mean (x) with respect to the Sixth Floor Premises, the Sixth Floor Premises Tenant Fund and (y) with respect to the Seventh Floor Premises, the Seventh Floor Premises Tenant Fund, and (v) the "Additional Premises Initial Alterations" shall mean (x) with respect to the Sixth Floor Premises, the Sixth Floor Premises Initial Alterations and (y) with respect to the Seventh Floor Premises, the Seventh Floor Premises Initial Alterations.


                  6. Simultaneously herewith, Tenant, as licensor, is entering into a license agreement (the "License") with Wells, Rich, Greene BDDP, Inc. ("Licensee") as licensee, with respect to a portion of the Seventh Floor Premises (the "Licensed Premises") for a term to expire on March 31, 1997. Landlord hereby consents to the execution and delivery of the License. Tenant agrees that it shall not modify or amend any of the terms or provisions of the License (including, without limitation, any extension of the term of the License). Tenant acknowledges that Licensee shall perform alterations to the Licensed Area to cause the Licensed Area to be a separate, fire-rated area, including (i) replacement of glass doors with fire-rated doors and (ii) replacement of any non fire-rated demising walls with fire rated demising walls, and Tenant hereby consents to the same. Tenant also acknowledges that Licensee has represented to Landlord that Tenant has granted to Lankenau Kovner & Kurtz ("Lankenau") the right to occupy less than three hundred (300) square feet of space on the Seventh Floor Premises as a month to month occupant, and Licensee has covenanted to Landlord that, at Licensee's sole cost and expense, Licensee shall cause Lankenau to vacate and surrender such space by not later than November 30. 1996. From and after the Seventh Floor Commencement Date, at all times during the term of the License Tenant shall provide Licensee with reasonable access to the Licensed Area through the Seventh Floor Premises, 24 hours per day, 7 days per week, shall not interfere with Licensee's use and occupancy of the Licensed Premises, and shall indemnify, defend and save and hold Landlord harmless from and against any losses, costs, liabilities and expenses (including attorneys' fees and disbursements) arising from any claim by Licensee that Licensee has been denied such access by Tenant or, that Tenant has interfered with Licensee's use and occupancy of the License A Premises. Tenant shall deliver to Landlord copies of all notices it delivers under the License or with respect to the Licensed Area or the area occupied by Lankenau simultaneously with Tenant's delivery thereof, and shall deliver to Landlord, promptly after Tenant's receipt thereof, copies of all notices it receives with respect to the License, the Licensed Area, or the area occupied by Lankenau.


                  7. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment other than Cushman & Wakefield, Inc. ("Broker"). The execution and delivery of this Amendment by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any person or broker (other than Broker) who shall claim to have dealt with Tenant in connection with this Amendment and for any and all costs incurred by Landlord in connection with such claims, including, without limitation. reasonable attorneys' fees and disbursements. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person or broker (including, without limitation, the Broker) who shall claim to have dealt with Landlord in connection with this Amendment and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Paragraph shall survive the Expiration Date.


                  8. The provisions of Section 37.2 of the Lease are hereby incorporated by reference in this Amendment, as if set forth in full in this Amendment, except that all references therein to the Lease shall be deemed to be references to the Lease as amended by this Amendment.


                  9. Each party represents and warrants to the other that its execution and delivery of this Amendment has been duly authorized, that the individual executing this Amendment on behalf of such party has been duly authorized to do so, and that no other action or approval is required with respect to this transaction.


                  10. The Lease, as amended by this Amendment, constitutes the entire understanding between the parties hereto with respect to the Premises and may not be waived, changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

                  11. This Amendment shall not be binding on or enforceable against either party unless and until both parties shall have executed and delivered a fully executed counterpart of this Amendment.


                  12. This Amendment may be executed in counterparts, each of which shall be deemed an original and together shall constitute a single agreement.


                  13. As modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.


                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                                  1740 BROADWAY ASSOCIATES L.P.

                                  By: Mendik 1740 Corp., a general partner

                                      By:
                                         ---------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                  THE MUTUAL LIFE INSURANCE CO) Y OF NEW YORK

                                  By:   /s/ Richard E. Mulroy, Jr.
                                        ---------------------------------------
                                        Name:     Richard E. Mulroy, Jr.
                                        Title:    Senior Vice President

                  13. As modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.


                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                                 1740 BROADWAY ASSOCIATES L.P.

                                 By: Mendik 1740 Corp., a general partner
                                       By: /s/ David R. Greenbaum
                                           -------------------------------------
                                           Name: David R. Greenbaum
                                                --------------------------------
                                           Title:    Executive Vice President
                                                --------------------------------

                                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                 By:
                                     -------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title"
                                           -------------------------------------

STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )



                  On the 2nd day of August 1996, before me personally came Richard E. Mulroy, to me known, who being by me duly sworn, did depose and say that he resides at 355 Kensington Drive, Ridgewood, NJ 07450; that he is the Senior Vice President of THE MUTUAL LIFE COMPANY OF NEW YORK, the corporation described and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                                     /s/ Patricia L. Hartnett
                                                     ------------------------
                                                             Notary Public

[stamped Patricia L. Hartnet, Notary Public, State of New York No. 31-4807146, Qualified in New York County, Term Expires February 28, 1997 ]






STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )


                  On the 1st day of August 1996, before me personally came David
R. Greenbaum, to me known, who, being by me duly sworn, depose and say that he resides at 1000 Park Avenue, New York, NY 10028; that he is the Exec. Vice President of Mendik 1740 Corp., the corporation which is a general partner of 1740 BROADWAY ASSOCIATES L.P., the limited partnership described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation and as the act and deed of said partnership.





                                                 /s/ Madeline T. Couton
                                                 ----------------------------
                                                          Notary Public


[stamped Madeline T. Couton, Notary Public of New York, No 31-5837979, Qualified in New York County, Commission Expires October 31, 1996]

                                   EXHIBIT "A"
                              SIXTH FLOOR PREMISES


                              Diagram of 6th Floor

                                   EXHIBIT "B"
                             SEVENTH FLOOR PREMISES

                              Diagram of 7th Floor

                                   EXHIBIT "C"

                       LANDLORD'S ADDITIONAL PREMISES WORK


1. Landlord shall demolish the Additional Premises to Building standard condition, and in connection therewith shall remove all accessible asbestos required by Requirements to be removed from the Additional Premises. Promptly after delivery by Tenant to Landlord of Tenant's final plans and specifications for the Additional Premises Initial Alterations, Landlord shall deliver to Tenant a Form ACP-5 for Tenant's Additional Premises Initial Alterations (provided, however, that the delivery of such Form ACP5 shall not be deemed to be a condition to the occurrence of the Additional Premises Commencement Date).


2. Landlord shall flash patch the floors in the Additional Premises and repair holes in the floors of the Additional Premises where necessary, in each event to Building standard condition.


3. Landlord shall patch holes in the core walls of the Additional Premises where necessary to Building standard conditions.


4. All convector covers shall fit properly, and Landlord shall replace all missing louvers.


5. Landlord shall install one Building standard ADA compliant bathroom stall in each of the mens' and womens' bathrooms on each floor of the Additional Premises.


6. Landlord shall leave all existing window treatments in the Additional Premises in place, but shall have no obligation to install any window treatments in the Additional Premises.


7. Landlord shall bring electricity, in a capacity not less than seven (7) watts demand load per usable square foot of the Additional Premises, to the risers at the Additional Premises. Tenant may, at Tenant's expense, allocate such electricity throughout the Premises as Tenant shall elect.


8. Landlord shall remove abandoned wiring in floor duct systems, including telephone wiring, back to source, and all such ducts shall be vacuumed. Landlord shall remove all telephone wiring abandoned in hung ceilings.